Exhibit 10.1

Execution Copy

WAIVER, CONSENT AND THIRD AMENDMENT TO
NOTE PURCHASE AGREEMENT

AND PARTIAL RELEASE OF SECURITY INTEREST

THIS WAIVER, CONSENT AND THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT AND PARTIAL RELEASE OF SECURITY INTEREST, dated as of August 2, 2018 (this “Agreement”), is entered into by and among DEPOMED, INC., a California corporation (the “Borrower”), the other Credit Parties party hereto, the Purchasers party hereto, and DEERFIELD PRIVATE DESIGN FUND III, L.P., a Delaware limited partnership, as a Purchaser and as collateral agent (in such latter capacity, the “Agent”).

BACKGROUND STATEMENT

A.                                    The Borrower, the Purchasers and the Agent entered into that certain Note Purchase Agreement, dated as of March 12, 2015, as amended by that certain Consent and First Amendment to Note Purchase Agreement, dated as December 29, 2015, and that Waiver and Second Amendment to Note Purchase Agreement, dated as December 4, 2017 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Purchase Agreement”), pursuant to which the Borrower issued up to $575,000,000 aggregate principal amount of secured notes to the Purchasers.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B.                                    The Borrower wishes to enter into that certain Amendment No. 1 to Royalty Purchase and Sale Agreement and Bill of Sale, to be dated on or around the date hereof (the “PDL Amendment”), among the Borrower, Depo DR and PDL Investment Holdings, Inc., a Delaware corporation, as assignee of PDL Biopharma, Inc.  (“PDLIH”), relating to the PDL Royalty Agreement and pursuant to which the Borrower and Depo DR will sell their rights in the Reversionary Interest (as defined in the PDL Royalty Agreement prior to the effectiveness of the PDL Amendment) to PDLIH.

C.                                    As a condition precedent to the effectiveness of the PDL Amendment, the Borrower is required to cause the Agent to release its security interest in any Lien granted to the Agent on the Reversionary Interest or the Capital Stock of Depo DR.

D.                                    The Borrower wishes to make an Investment in NES Therapeutics, Inc., a Delaware corporation (“NEST”).

E.                                     The Borrower has requested that the Purchasers consent to the Borrower and, to the extent applicable, Depo DR (1) entering into the PDL Amendment (and, in connection therewith, amending Section 6.9 of the Purchase Agreement, waiving the requirement that some or all of the Asset Disposition Proceeds realized from the PDL Amendment be used to prepay the outstanding principal amount of the Notes pursuant to Section 2.7(b) of the Purchase Agreement and releasing the Agent’s security interest in the equity interests of Depo DR) and (2) making the NEST Investment.

F.                                      The Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, are willing to provide the aforementioned consents, amendment, waiver and release in accordance with, and subject to, the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

ACKNOWLEDGMENT; WAIVER

1.1                               Subject to the terms and conditions hereof, the Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, hereby waive the requirement that the Borrower use all or any portion of the Asset Disposition Proceeds received pursuant to the terms of the PDL Amendment to prepay any portion of the outstanding principal amount of the Notes pursuant to Section 2.7(b) of the Purchase Agreement.

1.2                               The waiver set forth in Section 1.1 is only with respect to the PDL Amendment in substantially the form provided to the Agent’s counsel at 9:00 p.m. (EDT) on August 1, 2018, and if any amendment, modification or supplement is made to the PDL Amendment or if any waiver is granted by any party thereto from compliance with the terms thereof, in each case, in a manner that could reasonably be expected to adversely affect the Purchasers in any material respect without the written consent of the Required Purchasers such waiver shall be rendered null and void ab initio.

ARTICLE II

CONSENTS; AMENDMENT; PARTIAL RELEASE OF SECURITY INTEREST

2.1                               Subject to the terms and conditions hereof, the Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, and the Agent hereby consent to:

(a)                                 The entry by the Borrower and, to the extent applicable, Depo DR into the PDL Amendment in substantially the form provided to the Agent’s counsel at 9:00 p.m. (EDT) on August 1, 2018;

(b)                                 The making by the Borrower of an Investment in NEST in the form of a senior unsubordinated secured note with an aggregate principal amount not to exceed $3,000,000 (the “NEST Investment”);

(c)                                  The release of the Agent’s security interest in the Reversionary Interest and the Capital Stock of Depo DR;

(d)                                 The definition of “Subsidiary” in Section 1.1 of the Purchase Agreement is hereby amended by adding the following as the last sentence thereof:  “Notwithstanding anything herein to the contrary, Depo DR shall not be a Subsidiary of the Borrower or any other Credit Party for any purpose under the Credit Documents.”; and

(e)                                  Section 6.9 of the Purchase Agreement is hereby amended and restated in its entirety as follows: “[Reserved.]”

2.2                               Subject to the terms and conditions hereof, any Liens on the Reversionary Interest and the Capital Stock of Depo DR in favor of the Agent, for the benefit of the Purchasers, to secure the Obligations are hereby released by the Agent without representation, warranty or recourse.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Purchasers to enter into this Agreement, the Borrower hereby represents and warrants to the Agent and the Purchasers as follows:

3.1                               Representations and Warranties.  Both immediately before and after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties of each Credit Party contained in the Purchase Agreement and each other Credit Document is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

3.2                               No Default.  Both immediately before and after giving effect to this Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

3.3                               Authorization; Approvals.  The execution, delivery and performance of this Agreement and the transactions contemplated hereby (a) are within the corporate or limited liability company authority, as applicable, of each Credit Party, (b) have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each Credit Party, (c) do not and will not contravene any other Requirement of Law to which any Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Credit Party,  and (d) do not violate or breach any provision of the governing documents of any Credit Party or any agreement or other instrument binding upon any Credit Party. The execution, delivery and performance of this Agreement by each Credit Party does not require the approval or consent of, or filing with, any Governmental Authority.

3.4                               Enforceability.  This Agreement has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

3.5                               Material Non-Public Information. As of 8:30 a.m. on the Business Day immediately following the date on which the Borrower has entered into the PDL Amendment, it has disclosed all material, non-public information (if any) provided or made available to any Restricted Purchaser (or any such Restricted Purchaser’s agents or representatives) on or prior to such date by it or any of its respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement, the PDL Amendment or otherwise.

ARTICLE IV

EFFECTIVENESS

4.1                               This Agreement shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (such date, the “Effective Date”):

(a)                                 The Agent shall have received an executed counterpart of this Agreement from each Credit Party and Purchasers constituting each of the Required Purchasers.

(b)                                 The Borrower shall have paid all expenses due in accordance with Section 8.1 hereof.

(c)                                  Both immediately before and after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the Effective Date, with the same effect as if made on and as of such date.

(d)                                 The Agent shall have received a fully executed copy of the PDL Amendment in the form provided to the Agent’s counsel at 9:00 p.m. (EDT) on August 1, 2018 with only such amendments and modifications thereto as may have been specifically approved by the Required Purchasers.

(e)                                  The Required Purchasers shall have received such other documents, agreements, instruments, certificates or other confirmations as the Required Purchasers may reasonably request.

ARTICLE V

POST-EFFECTIVENESS OBLIGATIONS

5.1                               Within 10 days of the issuance thereof, the Borrower shall deliver to the Agent the originals of any certificates or Instruments issued to it in connection with the NEST Investment.

ARTICLE VI

SECURITIES ACT RELATED OBLIGATIONS

6.1                               On or before 8:00 a.m., New York time, on the Business Day immediately following the date on which the Borrower has entered into the PDL Amendment, the Borrower shall file a Current Report on Form 8-K (a) disclosing (i) the Borrower’s entry into the PDL

Amendment and (ii) all other material, non-public information (if any) provided or made available to any Restricted Purchaser (or any such Restricted Purchaser’s agents or representatives) on or prior to such date by Borrower or any of its respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Amendment, the PDL Amendment or otherwise and (b) including this Agreement in its entirety as an exhibit thereto.  After giving effect to the filing required under this Section 6.1, the Borrower expressly acknowledges and agrees that no Restricted Purchaser and none of its agents or representatives shall have any duty of trust or confidence with respect to, or a duty not to trade on the basis of, any information provided by Borrower or any of its respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement, the PDL Amendment or otherwise.

6.2                               Either prior to the time that the Borrower files its Form 10-Q for the quarterly period ended June 30, 2018 or in conjunction with the filing thereof, the Borrower shall file the PDL Amendment in its entirety as an exhibit to a Current Report on Form 8-K or an as exhibit to such Form 10-Q.

ARTICLE VII

AFFIRMATION OF OBLIGATIONS

Each of the Credit Parties hereby acknowledges and consents to all of the terms and conditions of this Agreement and agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations (as applicable) under the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party.  Further, each of the Credit Parties hereby (i) ratifies and confirms its pledge of and grant of a security interest in and Lien on all of its collateral to the Agent made pursuant to the Security Agreement and the other Credit Documents to which it is a party, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien, (ii) confirms and agrees that, after giving effect to this Agreement, the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and (iii) represents and warrants to the Agent and the Purchasers that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Agreement.  Each of the Credit Parties further waives any defense to its guaranty liability occasioned by this Agreement.  This acknowledgement and confirmation by each of the Credit Parties is made and delivered to induce the Agent and the Purchasers to enter into this Agreement, and each Credit Party acknowledges that the Agent and the Purchasers would not enter into this Agreement in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VIII

EXPENSES

8.1                               Expenses.  Whether or not the Effective Date occurs, the Borrower agrees, on demand, to pay all reasonable out-of-pocket costs and expenses of the Agent and each Purchaser (including, without limitation, reasonable fees and expenses of counsel) in connection with the preparation, negotiation, execution and delivery of this Agreement.

ARTICLE IX

MISCELLANEOUS

9.1                               Effect of Consent.  From and after the Effective Date, all references to the Purchase Agreement set forth in the Purchase Agreement and any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Purchase Agreement as modified by this Agreement.  This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement except as expressly set forth herein.  Nothing herein shall be deemed to entitle the Borrower or any other Credit Party or Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement or any other Credit Document in similar or different circumstances.  For the avoidance of doubt, this Agreement shall be deemed a Credit Document.

9.2                               Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

9.3                               Severability.  To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

9.4                               Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

9.5                               Construction.  The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

9.6                               Counterparts; Integration.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This agreement or any counterpart may be executed and delivered by facsimile or electronic mail, each of which shall be deemed an original. This Agreement and the other

Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the undersigned Agent, Purchasers, the Borrower and the other Credit Parties have caused this Agreement to be duly executed as of the date first above written.

Borrower:

DEPOMED, INC.

By:	/s/ Amar Murugan
Name: Amar Murugan
Title: Senior Vice President and General Counsel

Other Credit Parties:

DEPO NF SUB, LLC

By:	Depomed, Inc., its sole member

By:	/s/ Amar Murugan
Name: Amar Murugan
Title: Senior Vice President and General Counsel

Agent and Purchasers:

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Collateral Agent and a Purchaser

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PARTNERS, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD INTERNATIONAL MASTER FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory